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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 24, 2001

                         MAGELLAN HEALTH SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


                                                                 58-1076937
           (Commission                                        (I.R.S. Employer
           File Number)                                      Identification No.)
   6950 COLUMBIA GATEWAY DRIVE
            SUITE 400
        COLUMBIA, MARYLAND                                          21046

(Address of principal executive offices)                          (Zip Code)


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       Registrant's telephone number, including area code: (410) 953-1000


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ITEM 5. OTHER EVENTS

         On May 24, 2001, Magellan Health Services, Inc. issued a press release pursuant to the safe harbor in Rule 135c under the Securities Act of 1933 regarding a planned private placement of senior unsecured notes. A copy of the press release is attached as Exhibit 99 to this current report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements:  None

         (b)      Pro Forma Financial Statements:  None

         (c)      Exhibits.

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   EXHIBIT NUMBER          DESCRIPTION
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
         99                Registrant's press release dated May 24, 2001

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Magellan Health Services, Inc.

                                        /s/ THOMAS C. HOFMEISTER
                                        ------------------------
                                        By:    Thomas C. Hofmeister

                                        Senior Vice President and
                                               Chief Accounting Officer

         Date: May 24, 2001




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